SUPPLEMENT TO THE PROSPECTUSES OF

Allspring Omega Growth Fund
Allspring Precious Metals Fund
Allspring Spectrum Growth Fund
Allspring Target 2045 Fund
Allspring Target 2055 Fund
(the “Funds”)

At a meeting held on January 27, 2022, shareholders of the Funds approved new investment management and sub-advisory agreements that will replace the interim investment management and sub-advisory agreements that went into effect upon the closing of the sale of Wells Fargo Asset Management (the “Interim Agreements”). Effective immediately, all references in the prospectuses to the Interim Agreements are deleted.

January 28, 2022	WBIT012/P804SP